     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 1997.

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         VALASSIS COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                           DELAWARE                                                        38-2760940
                (STATE OR OTHER JURISDICTION OF                                         (I.R.S. EMPLOYER
                INCORPORATION OR ORGANIZATION)                                       IDENTIFICATION NUMBER)

                              19975 VICTOR PARKWAY
                            LIVONIA, MICHIGAN 48152
                                 (313) 591-3000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             BARRY P. HOFFMAN, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL & SECRETARY
                              19975 VICTOR PARKWAY
                            LIVONIA, MICHIGAN 48152
                                 (313) 591-3000
      (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

         JOHN M. ALLEN, JR., ESQ.                       MARK THOMAN, ESQ.                      JONATHAN A. SCHAFFZIN, ESQ.
           DEBEVOISE & PLIMPTON                      MCDERMOTT, WILL & EMERY                     CAHILL GORDON & REINDEL
             875 THIRD AVENUE                          50 ROCKEFELLER PLAZA                           80 PINE STREET
         NEW YORK, NEW YORK 10022                    NEW YORK, NEW YORK 10020                    NEW YORK, NEW YORK 10005
              (212) 909-6000                              (212) 547-5400                              (212) 701-3000

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [x] 333-28685

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
                                                                  PROPOSED
                                                                   MAXIMUM         PROPOSED MAXIMUM
             TITLE OF EACH CLASS OF             AMOUNT TO BE    OFFERING PRICE        AGGREGATE               AMOUNT OF
           SECURITIES TO BE REGISTERED           REGISTERED      PER SHARE(1)    OFFERING PRICE(1)(2)    REGISTRATION FEE(3)
----------------------------------------------------------------------------------------------------------------------------
Common Stock ($.01 par value).................    5,223,800         $ 24            $484,171,200               $146,719
----------------------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(c) under the Securities Act of 1933 based on the average trading price of the Common Stock on the New York Stock Exchange on June 30, 1997 solely for purposes of calculating the registration fee.

(2) $412,059,375 of such amount has previously been registered under the Company's registration statement on Form S-3 (File No. 333-28685).

(3) $124,866 of such registration fee has previously been paid by the Company in connection with the registration statement on Form S-3 (File No. 333-28685).
                            ------------------------
     THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED ('RULE 462(b)'), AND INCLUDES THIS REGISTRATION STATEMENT FACING PAGE, THE SIGNATURE PAGE, AN EXHIBIT INDEX, AN OPINION AND AN ACCOUNTANT'S CONSENT. PURSUANT TO RULE 462(b), THE CONTENTS OF THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-28685) OF VALASSIS COMMUNICATIONS, INC., INCLUDING THE EXHIBITS THERETO, ARE INCORPORATED BY REFERENCE INTO THIS REGISTRATION STATEMENT.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan on July 1, 1997.

                                              VALASSIS COMMUNICATIONS, INC.
                                          By:          DAVID A. BRANDON*
                                            ____________________________________
                                                      DAVID A. BRANDON
                                               CHAIRMAN, PRESIDENT AND CHIEF
                                                    EXECUTIVE OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on July 1, 1997.

                   NAME                                                     TITLE
------------------------------------------  ---------------------------------------------------------------------
             BRIAN M. POWERS*               Chairman of the Board of Directors
------------------------------------------
             BRIAN M. POWERS

            DAVID A. BRANDON*               President and Chief Executive Officer, Director
------------------------------------------    (Principal Executive Officer)
             DAVID A. BRANDON

            GRAHAM A. CUBBIN*               Director
------------------------------------------
             GRAHAM A. CUBBIN

              MARK C. DAVIS*                Director
------------------------------------------
              MARK C. DAVIS

          JON M. HUNTSMAN, JR.*             Director
------------------------------------------
           JON M. HUNTSMAN, JR.

              JAMES PACKER*                 Director
------------------------------------------
               JAMES PACKER

            ROBERT L. RECCHIA*              Chief Financial Officer and Director
------------------------------------------    (Principal Financial and Accounting Officer)
            ROBERT L. RECCHIA

             ALAN F. SCHULTZ*               Chief Operating Officer and Director
------------------------------------------
             ALAN F. SCHULTZ

            FAITH WHITTLESEY*               Director
------------------------------------------
             FAITH WHITTLESEY

*By:     /S/ BARRY P. HOFFMAN
    --------------------------------------
             BARRY P. HOFFMAN
             ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

EXHIBIT
  NO.                                                     DESCRIPTION
-------   ------------------------------------------------------------------------------------------------------------
   5.1    -- Opinion of McDermott, Will & Emery regarding the legality of the securities being registered.
  23.1    -- Consent of Ernst & Young LLP.
  23.2    -- Consent of McDermott, Will & Emery, included in the opinion of McDermott, Will & Emery filed as Exhibit
             5.1
  24      -- Powers of Attorney (incorporated by reference to Registration Statement on Form S-3 (File No.
             333-28685)).



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